                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 18, 2005


                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                 001-31314            31-1443880
(State or other jurisdiction   (Commission File        (IRS Employer
      of incorporation)             Number)         Identification No.)


           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of Principal Executive Offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01  REGULATION FD DISCLOSURE.
           On August 18, 2005 Aeropostale, Inc. issued a press release announcing their second quarter 2005 earnings results.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        C) Exhibits
           99.1 Press release, dated August 18, 2005, announcing second quarter 2005 earnings results.

                                   SIGNATURES

   According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          Aeropostale, Inc.




                                          /s/  Michael J. Cunningham
                                          --------------------------
                                          Michael J. Cunningham
                                          Executive Vice President - Chief
                                          Financial Officer

Dated: August 18, 2005